Everyone

🧵🪡
The annual shareholder vote deadline is Jan 14, 2026 at 11:59pm ET

- many asking why we want to increase authorized shares from 500mm to 50 billion (proposal 2)

No, it's not because $BMNR is about to "dilute" shareholders

Link🔗

Keep reading 📖 to understand...

PROPOSAL 2 – THE CHARTER AMENDMENT PROPOSAL

On December 8, 2025, the Board unanimously adopted and declared the advisability of an amendment to the Amended and Restated Certificate of Incorporation (the "Charter") to increase the total number of shares of Common Stock the Company is authorized to issue from **500,000,000** shares to **50,000,000,000** shares (the "Charter Amendment"). The Board further directed that the Charter Amendment be considered at the annual meeting. Accordingly, at the annual meeting, stockholders will vote on a proposal to approve the Charter Amendment.



2/
There are 3 reasons the company needs to increase authorized shares, but one is the most important:

- enable selective ATM, capital raises
- opportunistic deals (mergers, etc)
- accommodate future share splits <— KEY

The last point is key🔑

Any time a company splits shares, total authorized needs to be high enough to accommodate

Keep reading 📖...


SHARES: Why the need to increase authorized shares
Capital markets activities, including ATM, convertibles, warrants
Opportunistic acquisitions, need shares
Needed to accommodate share splits

3/
Since BitMine pivoted in July to make ethereum $ETH its primary treasury asset

- $BMNR tracks $ETH prices closely

coefficient (per Bloomberg) is 0.015 * $ETH price plus accretion of ETH/share

But the scatter chart below shows the clear linkage (x-axis is $ETH, y-axis $BMNR)

Keep reading 📖...



BMNR: Stock price follows ETH price
ticker: BMNR
Coefficient:
0.015 * ETH + ETH/share accretion
BMNR price
tracks ETH
Video

Tag people

4/
We believe ethereum is the future of finance

- a supercycle drive by Wall Street re-engineering on the blockchain

Major Wall Street leaders agree. @BlackRock Larry Fink said tokenization is the next evolution of global markets. And the vast majority of tokenization is happening on ethereum

Keep reading 📖...



5/
Previously, we noted our view tokenization will drive $ETH/ $BTC to reach all-time highs (0.0873)

- targeting 0.25 as ethereum proves to be the future of finance

This implies future $ETH prices of:
- $12k
- $22k <- prior high
- $62k <- 0.25, “payment rails”
- $250k <- if $BTC reaches $1mm

Keep reading 📖...

6/
These potential future $ETH prices can be used to calculate “implied” future $BMNR prices**

- $22k ETH ➡️ $500 BMNR
- $62.5k ETH ➡️ $1,500BMNR
- $250k ETH ➡️ $5,000 BMNR

**These using the coefficient 0.15*ETH plus assumed accretion ETH/share of 33%. These are for illustrative purposes only. Not a forecast

Keep reading 📖...

BITMINE BMNR BMNR: Stock price follows ETH price BMNR: $5,000



7/
To keep shares “accessible” to the public, the company would want split the shares, to reset the share price back towards $25

If $BMNR shares are:
- $500, needs 20:1 split
- $1,500, needs 60:1
- $5,000, needs 100:1

To reset to $25

Keep reading 📖...

BITMINE BMNR

SHARES: Splitting shares requires more shares

8/

These splits will increase total shares outstanding.

Thus, BitMine can only split shares in the future if the total authorized shares is increased

- see chart below
- the rise in authorized shares is needed

Keep reading 📖...


BITMINE BMNR
SHARES: Splitting shares requires more shares
ETH price
Implied BMNR price**
Required split (to reset to $25)
S/O 12/9/25
426
$22,000
$500
20:1
$500
426
8,517
$62,500
$1,500
60:1
$1,500
426
25,550

9/
Hopefully this makes clear why BitMine needs to increase authorized shares. This gives the company maximum flexibility in the future

- to learn how to vote your shares
- see our Chairman’s message (https://youtu.be/SLcYvo9P8tI)
- or see this presentation (https://ap-south-1.graphassets.com/cmcvvg9jt0fra07o6drxw4i5b/cmjr82y8z04q706pibwm94omw)

Keep reading 📖...


BitMine Chairman's Message - December 2025
December 29, 2025

10/
And if you would like to attend our shareholder meeting, please register to attend:

You need to register in advance:
https://web.viewproxy.com/BMNR/2026


BITMINE · BMNR
Shareholder Meeting: January 15, 2026
Vote YES
28
Encore
Wynn
BitMine will hold its annual shareholder me
Wynn Las Vegas on January 15, 202
Illustrative | For Discussion Purposes
Video